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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        Commission File Number:
                DECEMBER 5, 2001                                0-27441


                        XM SATELLITE RADIO HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                                    54-1878819
       (State or other jurisdiction                         (IRS Employer
             of incorporation)                           Identification Number)


                           1500 ECKINGTON PLACE, N.E.
                           WASHINGTON, D.C. 20002-2194
              (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (202) 380-4000

Date of Report (Date of earliest event reported):        Commission File Number:
                DECEMBER 5, 2001                                333-39178


                             XM SATELLITE RADIO INC.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                                      52-1805102
       (State or other jurisdiction                          (IRS Employer
             of incorporation)                           Identification Number)

                           1500 ECKINGTON PLACE, N.E.
                           WASHINGTON, D.C. 20002-2194
              (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (202) 380-4000


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                                EXPLANATORY NOTE

          This current report on Form 8-K is filed jointly by XM Satellite Radio Holdings Inc. ("Holdings") and XM Satellite Radio Inc. ("XM"). XM is a wholly-owned subsidiary of Holdings.

ITEM 5.   OTHER EVENTS.

          On December 5, 2001, Holdings entered into a Customer Credit Agreement with Boeing Capital Services Corporation for $35 million in new debt financing, and XM amended its existing obligations with regard to $31 million that will become due to its satellite manufacturer, Boeing Satellite Systems International, Inc. under its Satellite Purchase Agreement with Boeing Satellite.


ASSIGNMENT OF GROUND SPARE SATELLITE RIGHTS

         In connection with the new loan, Holdings entered into an Assignment and Novation Agreement by which XM transferred to Holdings all of XM's rights and obligations under its Satellite Purchase Agreement with Boeing Satellite with respect to the bus module of the ground spare satellite being constructed by Boeing Satellite. XM retained all rights and obligations with respect to the two satellites previously delivered in orbit and with respect to the portions of the ground spare satellite other than the satellite bus. In connection with this transfer, Holdings paid XM an aggregate purchase price of $31.6 million in cash.

CREDIT AGREEMENT WITH BOEING CAPITAL

         Holdings secured $35 million in new debt financing from Boeing Capital under the Credit Agreement, payable in a lump sum in five years. The loan is secured by all of Holdings' interest in the ground spare satellite bus, the provisions of the Satellite Purchase Agreement relating to the ground spare satellite bus, proceeds of insurance covering the same and proceeds and products thereof.

         The outstanding amount of the loan bears interest at a rate per annum equal to LIBOR plus 3.5% for the first two years of the loan and LIBOR plus 4.5% for the remaining term. Accrued interest is payable in arrears at the end of every three month period from the date of the loan. Any amount that becomes overdue would bear interest at a rate per annum equal to the otherwise applicable interest rate plus 2%. The loan becomes due prior to the end of the five-year term if Holdings proposes to have its ground spare satellite shipped to the launch processing facility.


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         Holdings may prepay the loan or portions thereof in amounts of at least
$5 million, or any multiple of $1 million in excess thereof, together with accrued interest and LIBOR breakage costs. Holdings must prepay the loan, together with accrued interest and LIBOR breakage costs, if the provisions of the Satellite Purchase Agreement with Boeing Satellite with respect to the bus module of the ground spare satellite being constructed by Boeing are terminated. The loan also must be repaid if Holdings or XM (without Boeing Capital's prior written consent) enter into any merger transaction or transfer a substantial part of its business or property. Prepaid amounts may not be reborrowed by Holdings.

         Holdings used $31.6 million of the proceeds of the loan for payments to XM and may use the remainder only to pay amounts owed to Boeing Satellite under the provisions of the Satellite Purchase Agreement with respect to the bus module of the ground spare satellite.

         Holdings is subject to various affirmative and negative covenants in connection with the loan. Holdings must maintain (or cause Boeing Satellite to maintain under the Satellite Purchase Agreement) insurance covering risk of loss or damage to the ground spare satellite, and in certain cases the proceeds of such insurance must be used to repay the loan. The Credit Agreement prohibits Holdings from disposing of the ground spare satellite bus or other collateral securing the loan or permitting any lien to exist on the same (except for certain permitted liens). Holdings and XM may not, without Boeing Capital's prior written consent, modify or waive the provisions of the Satellite Purchase Agreement with respect to the bus module of the ground spare satellite and may not assign its rights under the Assignment and Novation Agreement.

         Events of default under the Credit Agreement include, but are not limited to:

    o failure to pay amounts due under the loan, subject to limited rights to cure with regard to interest and fees;

    o material inaccuracy of representations or warranties or non-performance of covenants, subject to limited rights to cure such defects;

    o an event of default under, or an event that allows for the acceleration of maturity of, Holdings' material indebtedness, subject to certain exceptions;

    o defects in the validity or perfection of the liens securing the collateral, subject to limited rights to cure such defects;

    o failure to obtain, renew, maintain or comply with certain material government approvals;


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    o    failure to renew or maintain any insurance coverage required under the
         Credit Agreement; and

    o default under the Satellite Purchase Agreement or termination thereof by Boeing Satellite in accordance with the terms of such agreement.

Upon an event of default, Boeing Capital may accelerate the maturity of the loan, including all accrued interest and other amounts due.

AMENDMENT TO THE SATELLITE PURCHASE AGREEMENT

         Concurrently with the loan, XM amended the Satellite Purchase Agreement with Boeing Satellite. Boeing Satellite has agreed to postpone the due dates for approximately $31 million of payments due with respect to the ground spare satellite and performance incentive payments with respect to the two satellites currently in orbit. XM has agreed to waive its rights under the Satellite Purchase Agreement to certain liquidated damages.

         Attached as Exhibits 10.1, 10.2. 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference are the text of the Credit Agreement and related security agreement, the Assignment and Novation Agreement and the amendment to the Satellite Purchase Agreement. The foregoing summary description does not purport to be complete and is qualified in its entirety by reference to the exhibits identified in Item 7 below.

                                 * * * *

         On November 15, 2001, XM entered into a supplemental indenture with The Bank of New York (successor trustee to United States Trust Company of New
York) to clarify certain language in the indenture related to its 14% Senior Secured Notes due 2010.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.


         10.1 Customer Credit Agreement dated as of December 5, 2001 between Holdings and Boeing Capital Services Company.

         10.2     Security Agreement dated as of December 5, 2001, between
                  Holdings and Boeing Capital Services Company.

         10.3     Assignment and Novation Agreement dated as of December 5,
                  2001, between Holdings, XM Satellite Radio Inc. and Boeing
                  Satellite Systems International Inc.

         10.4     Amendment to the Satellite Purchase Contract for In-Orbit
                  Delivery dated as of December 5, 2001 between XM Satellite
                  Radio, Inc. and Boeing Satellite Systems International Inc.
                  [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF
                  THIS DOCUMENT.]

         10.5 Third Amended and Restated Satellite Purchase Contract for In-Orbit Delivery dated as of May 15, 2001 between XM Satellite Radio, Inc. and Boeing Satellite Systems
                  International Inc. [CONFIDENTIAL TREATMENT HAS BEEN
                  REQUESTED FOR PORTIONS OF THIS DOCUMENT.]

         10.6 Supplemental Indenture, dated as of November 15, 2001, by and between XM Satellite Radio Inc. and The Bank of New York
                  (successor to United States Trust Company of New York).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           XM SATELLITE RADIO HOLDINGS INC.


Date:  December 6, 2001                    By:  /s/ JOSEPH M. TITLEBAUM
                                                -----------------------
                                                Joseph M. Titlebaum
                                                Senior Vice President,
                                                General Counsel and
                                                Secretary

                                           XM SATELLITE RADIO INC.


Date:  December 6, 2001                    By:  /s/ JOSEPH M. TITLEBAUM
                                                -----------------------
                                                Joseph M. Titlebaum
                                                Senior Vice President,
                                                General Counsel and
                                                Secretary



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                                  EXHIBIT INDEX

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

Exhibit                                Description
-------                                -----------
10.1 Customer Credit Agreement dated as of December 5, 2001 between Holdings and Boeing Capital Services Company.

10.2 Security Agreement dated as of December 5, 2001, between Holdings and Boeing Capital Services Company.

10.3 Assignment and Novation Agreement dated as of December 5, 2001, between Holdings, XM Satellite Radio Inc. and Boeing Satellite Systems International Inc.

10.4 Amendment to the Satellite Purchase Contract for In-Orbit Delivery dated as of December 5, 2001 between XM Satellite Radio, Inc. and Boeing Satellite Systems International Inc. [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT.]

10.5 Third Amended and Restated Satellite Purchase Contract for In-Orbit Delivery dated as of May 15, 2001 between XM Satellite Radio, Inc. and Boeing Satellite Systems International Inc. [CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT.]

10.6 Supplemental Indenture, dated as of November 15, 2001, by and between XM Satellite Radio Inc. and The Bank of New York (successor to United States Trust Company of New York).

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